SUPPLEMENT TO THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

OF

EVERGREEN ENVISION FUNDS

I.      Evergreen Envision Growth Fund

                Evergreen Envision Growth and Income Fund

                Evergreen Envision Income Fund (the “Funds”)

            The list of underlying funds in which the Funds may invest, as reflected under the section entitled “Overview of Fund Risks,” is revised as follows:

- Effective immediately, Evergreen Adjustable Rate Fund and Evergreen Small Cap Value Fund are added to the list; and

- Effective June 26, 2008, Evergreen Ultra Short Opportunities Fund is removed from the list.

In connection with these changes, the section “Description of Underlying Funds” in the Funds’ prospectus under the heading “Fixed Income Funds” and the section entitled “Underlying Funds” in the Funds’ Statement of Additional Information (SAI) are revised to include the following information:

EVERGREEN ADJUSTABLE RATE FUND

Investment Goal/Strategy:  The Fund seeks a high level of current income consistent with low volatility of principal.  The Fund seeks to maintain a relatively stable net asset value per share by investing primarily in adjustable rate securities, whose interest rates are periodically reset when market rates change. The dollar-weighted average reset period of adjustable rate securities held by the Fund will not exceed one year. Normally, the Fund invests at least 80% of its assets in securities that have interest rates that reset at periodic intervals. The Fund may also invest up to 20% of its assets in obligations that pay fixed interest rates. For temporary defensive purposes, the Fund may invest up to 100% of its assets in such obligations.

Under normal market conditions, the Fund expects that it will invest substantially all of its assets in mortgage-backed securities (including collateralized mortgage obligations (CMOs)) and asset-backed securities. Some mortgage-backed securities, such as securities issued or guaranteed by the Government National Mortgage Association, are backed by the full faith and credit of the U.S. government. Other securities, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation or those issued by private issuers, are not backed by the full faith and credit of the U.S. government and are supported only by the credit of the issuer itself.

As part of its investment strategy, the Fund may engage in covered dollar roll transactions, which allow the Fund to sell a mortgage-backed security to a dealer and simultaneously contract to repurchase a security that is substantially similar in type, coupon and maturity, on a specified future date.

The portfolio managers intend to maintain a minimum dollar-weighted average credit quality for the portfolio of Aaa, as defined by Moody’s Investor Services, Inc. or an equivalent rating by another nationally recognized statistical ratings organization. For the purposes of determining dollar-weighted average credit quality, a security’s current credit ratings are considered. Security ratings are based on ratings received from nationally recognized statistical ratings organizations or, if a security is not rated, it will be deemed to have the same rating as a security determined to be of comparable quality by the Fund’s portfolio managers. If a security is rated by more than one nationally recognized statistical ratings organization, the highest rating is used. The Fund may retain any security whose rating has been downgraded after purchase if the Fund’s portfolio managers consider the retention advisable.

The Fund may, but will not necessarily, use a variety of derivative instruments, such as futures contracts, options and swaps, including, for example, index futures, Treasury futures, Eurodollar futures, interest rate swap agreements, credit default swaps, and total return swaps. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or basket of assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. Derivatives are financial contracts whose values depend on, or are derived from, the value of one or more underlying assets, reference rates or indexes. The various derivative instruments that the Fund may use may change from time to time as new derivative products become available to the Fund. More detail on these types of transactions is included under “Additional Information on Securities and Investment Practices” in the Statement of Additional Information (SAI).

For purposes of determining compliance by the Fund with its investment policies and limitations (including any required investment by the Fund in a particular type of security), the Fund may consider an investment in a derivative instrument to constitute an investment in a security if, in the judgment of the portfolio managers, the derivative instrument provides investment exposure comparable to that of the security. For example, the Fund may consider a futures contract or swap transaction to constitute a particular fixed-income security for these purposes.

Benchmark:  The Fund’s current benchmark is the Lehman 6-Month Treasury Bill Index, an unmanaged index comprised of the latest issued 6-Month U.S. Treasury Bill.

In addition, the section “Description of Underlying Funds” in the Funds’ prospectus under the heading “Equity Funds” and the section entitled “Underlying Funds” in the Funds’ Statement of Additional Information (SAI) are revised to include the following information:

EVERGREEN SMALL CAP VALUE FUND

Investment Goal/Strategy:  The Fund seeks long-term growth of capital. The Fund normally invests at least 80% of its assets in common stocks of small U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 2500® Index, measured at the time of purchase). In addition, the Fund seeks to maintain a dollar-weighted average market capitalization that falls within the range of the Russell 2500® Index. As of its last reconstitution in June 2007, the Russell 2500® Index had a market capitalization range of approximately $125 million to $8.5 billion.

The Fund’s portfolio managers look for stocks that they believe to be undervalued at the time of purchase and which have the potential for long-term capital appreciation. In selecting stocks, the portfolio managers will consider, among other things, the issuer’s earning power and the value of the issuer’s assets.

Benchmark:  The Fund’s current benchmark is the Russell 2000® Value Index, an unmanaged market capitalization-weighted index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

In addition, the section entitled “Underlying Funds” in the Funds’ SAI is revised to include the following information:

EVERGREEN ADJUSTABLE RATE FUND

                Risks:  Significant risks of an investment in the Fund include Interest Rate Risk, Credit Risk, Mortgage- and Asset-Backed Securities Risk, Derivatives Risk, and U.S. Government Securities Risk as described under “Overview of Fund Risks” in the Envision Funds’ prospectus.

EVERGREEN SMALL CAP VALUE FUND

                Risks:  Significant risks of an investment in the Fund include Stock Market Risk, Market Capitalization Risk, Small- and Medium-sized Companies Risk and Investment Style Risk as described under “Overview of Fund Risks” in the Envision Funds’ prospectus.

June 23, 2008	582544 (6/08)